EXHIBIT (o)(2)

POWER OF ATTORNEY

Each person whose signature appears below (each, a “Principal,” and collectively, the “Principals”) hereby constitutes and appoints each of R. Jay Gerken, Richard F. Sennett, Robert I. Frenkel, Erin K. Morris, Richard M. Wachterman, Thomas C. Mandia, Rosemary D. Emmens, Barbara J. Allen and George P. Hoyt (each, an “Agent” and collectively, the “Agents”), as his or her true and lawful representative and attorney-in-fact, in his or her name, place and stead, with full power and authority of substitution and resubstitution, to do separately or jointly any and all acts and to execute any and all instruments which said Agents, or any of them, may deem necessary or advisable or which may be required to enable Western Asset Funds, Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement (File Nos. 33-34929 and 811-06110), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the Principals as a Director of the Company, any and all such amendments and registration statements filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and each Principal does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This Power of Attorney shall not be revoked or terminated by any subsequent power of attorney. This Power of Attorney is not intended to revoke or terminate any prior powers of attorney. Each Principal hereby represents and warrants to each Agent and agrees that, so long as the Principal remains a Director of the Company, the Principal shall not enter into any subsequent power of attorney that has the effect of revoking or terminating this Power of Attorney without providing written advance notice to the Agents. Revocation of this Power of Attorney by a Principal will not have the effect of a revocation of this Power of Attorney by any other Principal. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney.

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IN WITNESS WHEREOF, this Power of Attorney has been duly executed by the following persons in the capacities and as of the date(s) indicated.

Principal	Date

/s/ Ronald J. Arnault	2/14/2012
Ronald J. Arnault

/s/ Anita L. DeFrantz	11/15/2011
Anita L. DeFrantz

/s/ Ronald L. Olson	11/15/2011
Ronald L. Olson

/s/ Avedick B. Poladian	11/15/2011
Avedick B. Poladian

/s/ William E.B. Siart	11/15/2011
William E.B. Siart

/s/ Jaynie Miller Studenmund	11/15/2011
Jaynie Miller Studenmund

EXHIBIT (o)(2)

POWER OF ATTORNEY

The undersigned, R. Jay Gerken (the “Principal”) hereby constitutes and appoints each of Richard F. Sennett, Robert I. Frenkel, Erin K. Morris, Richard M. Wachterman, Thomas C. Mandia, Rosemary D. Emmens, Barbara J. Allen and George P. Hoyt (each, an “Agent” and collectively, the “Agents”), as his true and lawful representative and attorney-in-fact, in his name, place and stead, with full power and authority of substitution and resubstitution, to do separately or jointly any and all acts and to execute any and all instruments which said Agents, or any of them, may deem necessary or advisable or which may be required to enable Western Asset Funds, Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement (File Nos. 33-34929 and 811-06110), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the Principal as a Director and/or officer of the Company, any and all such amendments and registration statements filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the Principal does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall not be revoked or terminated by any subsequent power of attorney. This Power of Attorney is not intended to revoke or terminate any prior powers of attorney. The Principal hereby represents and warrants to each Agent and agrees that, so long as the Principal remains a Director and/or officer of the Company, the Principal shall not enter into any subsequent power of attorney that has the effect of revoking or terminating this Power of Attorney without providing written advance notice to the Agents. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney.

IN WITNESS WHEREOF, this Power of Attorney has been duly executed by the following person in the capacity and as of the date indicated.

Principal	Date

/s/ R. Jay Gerken	2/23/2012
R. Jay Gerken

EXHIBIT (o)(2)

POWER OF ATTORNEY

The undersigned, Richard F. Sennett (the “Principal”) hereby constitutes and appoints each of Albert Laskaj and Steven Frank (each, an “Agent” and collectively, the “Agents”), as his true and lawful representative and attorney-in-fact, in his name, place and stead, with full power and authority of substitution and resubstitution, to do separately or jointly any and all acts and to execute any and all instruments which said Agents, or any of them, may deem necessary or advisable or which may be required to enable Western Asset Funds, Inc. (the “Company”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement (File Nos. 33-34929 and 811-06110), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the Principal as an officer of the Company, any and all such amendments and registration statements filed with the Securities and Exchange Commission under the Acts, and any other instruments or documents related thereto, and the Principal does hereby ratify and confirm all that the Agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of the Agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall not be revoked or terminated by any subsequent power of attorney. This Power of Attorney is not intended to revoke or terminate any prior powers of attorney. The Principal hereby represents and warrants to each Agent and agrees that, so long as the Principal remains an officer of the Company, the Principal shall not enter into any subsequent power of attorney that has the effect of revoking or terminating this Power of Attorney without providing written advance notice to the Agents. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney.

Principal	Date

/s/ Richard F. Sennett	2/23/2012
Richard F. Sennett